UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2022

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2022 Base Salaries for Named Executive Officers

On February 21, 2022, upon the recommendation of the senior management team, the Human Resources and Compensation Committee of the Board of Directors (the “Committee”), except as provided below, approved the bi-weekly rate for the 2022 base salaries for our principal executive officer, principal financial officer, and other named executive officers.

Named Executive Officers[1]	2021 Annual Base Salary Rate	2022 Annual Base Salary Rate
J. Mitchell Dolloff, President & CEO	$800,000	$1,120,000
Karl G. Glassman, Executive Chairman	$1,225,000	$750,000
Jeffrey L. Tate, EVP & CFO	$600,000	$618,000
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	$541,000	$552,000
Scott S. Douglas, SVP – General Counsel & Secretary	$480,000	$494,400

[1]	The 2022 annual base salary rates for Mr. Dolloff and Mr. Glassman were set by the Committee and the independent directors of the Company’s Board in November 2021.

Setting of 2022 Target Percentages under the Key Officers Incentive Plan for Named Executive Officers

The named executive officers will be eligible to receive an annual cash incentive under the 2020 Key Officers Incentive Plan (the “KOIP”), which was filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K. Each executive’s cash award is to be calculated by multiplying his annual base salary at the end of the KOIP plan year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula adopted by the Committee for that year. The Award Formula in 2022 establishes two performance criteria: (i) Return on Capital Employed (“ROCE”) (60% Relative Weight), and (ii) Cash Flow, or the alternative of Free Cash Flow (“FCF”) for Mr. Henderson (40% Relative Weight). The Target Percentages for 2022 for the principal executive officer, principal financial officer, and other named executive officers were approved, except as noted below, by the Committee on February 21, 2022 and are shown in the following table.

Named Executive Officers[1]	2021 KOIP Target Percentage	2022 KOIP Target Percentage
J. Mitchell Dolloff, President & CEO	100%	125%
Karl G. Glassman, Executive Chairman	125%	100%
Jeffrey L. Tate, EVP & CFO	80%	80%
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products	80%	80%
Scott S. Douglas, SVP – General Counsel & Secretary	70%	70%

[1]	The 2022 KOIP Target Percentages for Mr. Dolloff and Mr. Glassman were set by the Committee and the independent directors of the Company’s Board in November 2021.

Attached and incorporated herein by reference as Exhibit 10.1 is the Company’s updated Summary Sheet of Executive Cash Compensation.

Adoption of 2022 Award Formula under the Company’s Key Officers Incentive Plan

Our executive officers earn an annual cash incentive paid under the KOIP, based on achieving certain performance objectives for the year. On February 22, 2022 the Committee adopted the 2022 Award Formula (the “2022 KOIP Award Formula”) under the KOIP. The 2022 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2022 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his or her annual base salary at the end of the year by the Target Percentage, then applying weighted achievement percentages for the Performance Objectives. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2022 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
(Dolloff, Glassman, Tate & Douglas)	Cash Flow	40%
Profit Center Participants	ROCE	60%
(Henderson)	Free Cash Flow (FCF)	40%

Corporate Participants. J. Mitchell Dolloff (President & CEO), Karl G. Glassman (Executive Chairman), Jeffrey L. Tate (EVP & CFO) and Scott S. Douglas (SVP – General Counsel & Secretary) are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2022 financial results. No awards will be paid for ROCE achievement below 28.1% or Cash Flow below $476.25 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%.

Below are the 2022 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the ROCE and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses; (ii) gains and losses from asset disposals; and (iii) items that are outside the scope of the Company’s core, on-going business activities.

ROCE and Cash Flow are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2021 Form 10-K; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

2022

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement	Payout
<28.1%	0%		<$476.25M	0%
28.1%	50%	Threshold	$476.25M	50%
37.5%	100%	Target	$635M	100%
46.9%	150%	Maximum	$793.75M	150%

Profit Center Participants. Steven K. Henderson (EVP, President – Specialized Products & Furniture, Flooring & Textile Products) is a Profit Center Participant. Achievement for ROCE and FCF targets for Profit Center Participants is determined by aggregate 2022 financial results for the profit centers for which the participant is responsible. For Profit Center Participants, no awards are paid for achievement below 75% of the ROCE and FCF targets. The ROCE and FCF payouts are each capped at 150%.

Below are the 2022 Profit Center Targets and Profit Center Payout Schedule for Mr. Henderson. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the ROCE and FCF targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

Financial results will exclude (i) results from non-operating branches, (ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities or relating to any other special events or change in business conditions, and (v) the impact of corporate allocations.

ROCE and FCF are adjusted for all items of gain, loss or expense for the fiscal year, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s 2021 Form 10-K; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

2022 Profit Center Targets			2022 Profit Center Payout Schedule
Segments	ROCE Target	FCF Target	ROCE/FCF Achievement		Payout
Specialized & FF&T	39.8%	$296.8M	<75%		0%
			75%	Threshold	50%
			100%	Target	100%
			125%	Maximum	150%

The definitions of ROCE, Cash Flow and Free Cash Flow and a sample calculation are included in the 2022 KOIP Award Formula, which is attached and incorporated herein by reference as Exhibit 10.2.

Setting of Long-Term Incentive Award Multiples for Named Executive Officers

Each year equity-based long-term incentive (“LTI”) awards are granted to our named executive officers and other executives of the Company. Each named executive officer has an LTI award multiple (set by senior management and approved by the Committee), which, except as noted below, is allocated between performance stock units (“PSUs”) making up 67% of the overall 2022 LTI award and restricted stock units (“RSUs”) making up 33% of the overall 2022 LTI award. The number of PSUs and RSUs to be granted to each executive is determined by multiplying the executive’s 2022 annual base salary by his or her respective LTI award multiple and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the 2021 fourth quarter earnings release.    Below are the 2021 LTI award multiples set by the Committee on February 23, 2021, and the 2022 LTI award multiples set, except as noted below, by the Committee on February 21, 2022, for our named executive officers:

Named Executive Officers[1]	2021 LTI Multiple	2022 LTI Multiple
J. Mitchell Dolloff, President & CEO	343%	400%
Karl G. Glassman, Executive Chairman	480%	200%
Jeffrey L. Tate, EVP & CFO	250%	250%
Steven K. Henderson, EVP, President – Specialized Products and Furniture, Flooring & Textile Products[2]	200%	200%
Scott S. Douglas, SVP – General Counsel & Secretary	175%	175%

[1]

The 2022 LTI Multiples for Mr. Dolloff and Mr. Glassman were set by the Committee and the independent directors of the Company’s Board in November 2021. Mr. Glassman’s 2022 LTI Award will consist of 100% RSUs.

[2]

In addition to the RSUs awarded pursuant to the LTI award multiples disclosed above, Mr. Henderson receives 4,000 RSUs annually in connection with his Agreement with the Company, dated November 4, 2019, which was filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K.

The PSUs will be granted pursuant to the Company’s 2021 Form of Performance Stock Unit Award Agreement, filed May 6, 2021 as Exhibit 10.4 to the Company’s Form 10-Q, which is incorporated herein by reference. The RSUs will be granted pursuant to the Company’s 2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*,**	Summary Sheet of Executive Cash Compensation

10.2*,**	2022 Key Officers Incentive Plan Award Formula

10.3**	2020 Key Officers Incentive Plan filed February 19, 2020 as Exhibit 10.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.4**	Agreement between the Company and Steven K. Henderson, dated November 4, 2019 (regarding annual award of restricted stock units) filed February 24, 2021 as Exhibit 10.4 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.5**	2021 Form of Performance Stock Unit Award Agreement filed May 6, 2021 as Exhibit 10.4 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

10.6**	2021 Form of Restricted Stock Unit Award Agreement, filed February 24, 2021 as Exhibit 10.6 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document)

101.SCH*	Inline XBRL Taxonomy Extension Schema

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 24, 2022	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary